UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 2, 2008

Good Times Restaurants Inc.

(Exact name of registrant as specified in its charter)

               Nevada                                          000-18590                                          84-1133368

(State or other jurisdiction                          (Commission                                      (IRS Employer

        of incorporation)                                 File Number)                                  Identification No.)

601 Corporate Circle, Golden, Colorado 80401

(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: (303) 384-1400

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

DMWEST #6498711 v1

Item 1.01    Entry into a Material Definitive Agreement.

On July 1, 2008, Good Times Restaurants Inc. (the "Company") and Good Times Drive Thru Inc., a wholly owned subsidiary of the Company, signed an amended and restated loan agreement and an amended and restated promissory note with PFGI II, LLC (the "Lender") which amends the two previous promissory notes of $1,000,000 each first established on August 7, 2006 and amended on March 30, 2007.  The amended loan agreement and promissory note increases the total line of credit available to the Company to $2,500,000.   Details about the loan agreement and the line of credit were included in a report on Form 8-K filed with the Securities and Exchange Commission on August 7, 2006 and the amended loan agreement and the line of credit were included in a report on Form 8-K filed with the Securities and Exchange Commission on March 23, 2007, and are hereby incorporated by reference.  Proceeds from the line of credit will be used for development of new restaurants.

The amended and restated promissory note provides that interest on amounts borrowed under the line of credit will be payable monthly at the rate of the prime rate plus two percent with a minimum interest rate of 8%.  All unpaid principal and accrued interest will be due and payable on July 10, 2009.  Borrowings under the agreement are secured by the Company's leasehold estates and business assets with respect to certain of the Company's restaurants located in Boulder, Adams, Jefferson and Larimer counties in Colorado and is further secured by a first deed of trust on new restaurants to be developed if the outstanding principal balance on the line of credit exceeds $1,500,000 at any time.

A copy of the amended and restated loan agreement is filed as Exhibit 10.1 and the amended and restated promissory note is filed as Exhibit 10.2 to this report.  The foregoing brief description of the promissory note is qualified in its entirety by reference to the complete text of the promissory note filed as an exhibit to this report.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation Under an Off‑Balance Sheet Arrangement.

Please see the discussion under Item 1.01 above, which is hereby incorporated by reference into this Item 2.03.

Item 9.01    Financial Statements and Exhibits.

(d)       Exhibits.  The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1

Amended and Restated Loan Agreement dated as of July 1, 2008 among PFGI II, LLC, Good Times Drive Thru, Inc. and Good Times Restaurants Inc. (incorporated by reference to Exhibit 10.1 to the Company's report on Form 8-K filed with the Commission on July 2, 2008).

10.2	Promissory Note dated July 1, 2008 by Good Times Drive Thru, Inc. and Good Times Restaurants Inc. payable to PFGI II, LLC
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        GOOD TIMES RESTAURANTS INC.

Date:  July 2, 2008                                          By: /s/ Boyd E. Hoback

                                                                                 Boyd E. Hoback

                                                                                 President and Chief Executive Officer

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